Exhibit 99.2

Superdirectories.com - Full Listings (of Sublists -- all clickable and expandable online)
Partial Screen Shot of Superdirectories.com Home Page (October 23, 2006)


SuperDirectories - The most complete and comprehensive directory on the Internet.
File Edit View Favorites Tools Help
Back Search Favorites
Address http://www.superdirectories.com/
Go Links
Super Directories
Square Deal EXPRESS LIMO
NEW YORK - LONG ISLAND - NEW JERSEY
SPECIAL NIGHT OUT IN THE BIG APPLE?
About SuperDirectories
Company Information
Search the Web with Google
Search the Web with Yahoo!
Search the Web with Ask Jeeves
Tutorials
Free Online Video Tutorials!
Advertising
Inquire about our banner advertising!
Contacts
Address and email contact information.
Submit your Website
ebaY
Discoveries made simple
Golf
Necklaces
The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,106,302 categories, 716,084 websites
Help
Search >
All Words
All
Main Index
Send this Page to a Friend
Links Listing to Directories & Search Engines (1 category, 40 websites)
Full Listings (1 website)
Animals, Insects, Pets & Veterinary (4,391 categories, 3,934 websites)
Arts, Culture, Entertainment & Humanities (11,098 categories, 5,472 websites)
Automotive (2,709 categories, 2,128 websites)
Books, Authors & Literature (865 categories, 597 websites)
Business, Finance & Economy (2,180 categories, 1,486 websites)
Computers & Internet (2,255 categories, 1,285 websites)
Cooking, Dining, Food & Recipes (12,258 categories, 5,296 websites)
Education (4,675 categories, 3,239 websites)
Employment (214 categories, 154 websites)
Events & Holidays (427 categories, 210 websites)
Gardening & Landscaping (504 categories, 399 websites)
Genealogy, History, Heraldry & Ancestry (93 categories, 111 websites)
Geography (179 categories, 102 websites)
Governments (141 categories, 97 websites)
Health & Fitness (8,196 categories, 4,271 websites)
Insurance (80 categories, 67 websites)
Law (410 categories, 318 websites)
Miscellaneous A-Z (16 categories, 13 websites)
News & Media (2,250 categories, 1,892 websites)
Real Estate (168 categories, 79 websites)
Reference & Resources (5,621 categories, 3,967 websites)
Regional Info (495,080 categories, 259,845 websites)
Science, Nature & Environment (2,582 categories, 1,573 websites)
Shopping, Products & Services (1,938 categories, 1,230 websites)
Society, Culture & Politics (1,499 categories, 770 websites)
Sports & Recreation (59,165 categories, 44,975 websites)
Transportation (986 categories, 528 websites)
Done
Internet

About SuperDirectories
Company Information

Search the Web with Google

Search the Web with Yahoo!

Search the Web with Ask Jeeves

Tutorials
Free Online Video Tutorials!

Advertising
Inquire about our banner advertising!

Contacts
Address and email contact information.

Submit your Website

Home Page
Search Results

The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,106,982 categories, 714,525 websites

Help

Full Listing
Exact Phrase | Websites

Search >

Search Results - Page 1 of 7 (0 Categories, 1,834 Websites)

- Hotel Chains in Alabama, USA Full Listing
- Hotel Chains in Alaska, USA Full Listing
- Hotel Chains in Arizona, USA Full Listing
- Hotel Chains in Arkansas, USA Full Listing
- Hotel Chains in California, USA Full Listing
- Hotel Chains in Colorado, USA Full Listing
- Hotel Chains in Connecticut, USA Full Listing
- Hotel Chains in Delaware, USA Full Listing
- Hotel Chains in Florida, USA Full Listing
- Hotel Chains in Georgia, USA Full Listing
- Hotel Chains in Hawaii, USA Full Listing
- Hotel Chains in Idaho, USA Full Listing
- Hotel Chains in Illinois, USA Full Listing
- Hotel Chains in Indiana, USA Full Listing
- Hotel Chains in Iowa, USA Full Listing
- Hotel Chains in Kansas, USA Full Listing
- Hotel Chains in Kentucky, USA Full Listing
- Hotel Chains in Louisiana, USA Full Listing
- Hotel Chains in Maine, USA Full Listing
- Hotel Chains in Maryland, USA Full Listing
- Hotel Chains in Massachusetts, USA Full Listing
- Hotel Chains in Michigan, USA Full Listing
- Hotel Chains in Minnesota, USA Full Listing
- Hotel Chains in Mississippi, USA Full Listing
- Hotel Chains in Missouri, USA Full Listing
- Hotel Chains in Montana, USA Full Listing
- Hotel Chains in Nebraska, USA Full Listing

Hotel Chains in Nevada, USA Full Listing
Hotel Chains in New Hampshire, USA Full Listing
Hotel Chains in New Jersey, USA Full Listing
Hotel Chains in New Mexico, USA Full Listing
Hotel Chains in New York State, USA Full Listing
Hotel Chains in North Carolina, USA Full Listing
Hotel Chains in North Dakota, USA Full Listing
Hotel Chains in Ohio, USA Full Listing
Hotel Chains in Oklahoma, USA Full Listing
Hotel Chains in Oregon, USA Full Listing
Hotel Chains in Pennsylvania, USA Full Listing
Hotel Chains in Rhode Island, USA Full Listing
Hotel Chains in South Carolina, USA Full Listing
Hotel Chains in South Dakota, USA Full Listing
Hotel Chains in Tennessee, USA Full Listing
Hotel Chains in Texas, USA Full Listing
Hotel Chains in Utah, USA Full Listing
Hotel Chains in Vermont, USA Full Listing
Hotel Chains in Virginia, USA Full Listing
Hotel Chains in Washington State, USA Full Listing
Hotel Chains in Washington, DC, USA Full Listing
Hotel Chains in West Virginia, USA Full Listing
Hotel Chains in Wisconsin, USA Full Listing
Hotel Chains in Wyoming, USA Full Listing
Hotel Chains of USA Full Listing
SuperDirectories - Abbreviations Full Listing
SuperDirectories - Academic Programs Full Listing
SuperDirectories - Accessories Full Listing
SuperDirectories - Accounting Full Listing
SuperDirectories - ACenteress Full Listing
SuperDirectories - ACenteresses Full Listing
SuperDirectories - Acronyms Full Listing
SuperDirectories - Activism Full Listing
SuperDirectories - Activities Full Listing
SuperDirectories - Activities Full Listing
SuperDirectories - Actor Full Listing
SuperDirectories - Actors Full Listing
SuperDirectories - Address Full Listing
SuperDirectories - Adoption Full Listing
SuperDirectories - Adult & Continuing Education Full Listing
SuperDirectories - Adult Entertainment Full Listing
SuperDirectories - Adventure Racing Full Listing

- SuperDirectories - Adventure Racing Full Listing
- SuperDirectories - Advertising & Marketing Full Listing
- SuperDirectories - Advertising Full Listing
- SuperDirectories - Advertising Full Listing
- SuperDirectories - Advice Full Listing
- SuperDirectories - Aeronautics Full Listing
- SuperDirectories - Aerospace Full Listing
- SuperDirectories - Aerospace Full Listing
- SuperDirectories - Afghanistan Full Listing
- SuperDirectories - Agencies Full Listing
- SuperDirectories - Agriculture & Forestry Industries Full Listing
- SuperDirectories - Agriculture Full Listing
- SuperDirectories - Aikido Full Listing
- SuperDirectories - Air Conditioning & Air Handling Manufacturers Full Listing
- SuperDirectories - Air Hockey Full Listing
- SuperDirectories - Aircrafts Full Listing
- SuperDirectories - Airline Full Listing
- SuperDirectories - Airline Full Listing
- SuperDirectories - Airline Full Listing
- SuperDirectories - Airlines Full Listing
- SuperDirectories - Airport Full Listing
- SuperDirectories - Airport Full Listing
- SuperDirectories - Airports Full Listing
- SuperDirectories - Airports in USA Full Listing
- SuperDirectories - Alabama University Full Listing
- SuperDirectories - Alabama, USA Full Listing
- SuperDirectories - Alaska, USA Full Listing
- SuperDirectories - Albania Full Listing
- SuperDirectories - Album Full Listing
- SuperDirectories - Alderney Full Listing
- SuperDirectories - Algeria Full Listing
- SuperDirectories - All Full Listings
- SuperDirectories - All Full Listings A-Z
- SuperDirectories - American Samoa Full Listing
- SuperDirectories - Amusement & Theme Parks Full Listing
- SuperDirectories - Ancestry Full Listing
- SuperDirectories - Andorra Full Listing
- SuperDirectories - Angola Full Listing
- SuperDirectories - Anguilla Full Listing
- SuperDirectories - Animal Books Full Listing
- SuperDirectories - Animal Organizations Full Listing
- SuperDirectories - Animation Full Listing

- SuperDirectories - Anthropology & Archaeology Full Listing
- SuperDirectories - Antigua Barbuda Full Listing
- SuperDirectories - Antiques & Collectibles Full Listing
- SuperDirectories - Antiques & Collectibles Shopping Full Listing
- SuperDirectories - Antiques Full Listing
- SuperDirectories - Apartments & Rooms Full Listing
- SuperDirectories - Appetizers Full Listing
- SuperDirectories - Apple Full Listing
- SuperDirectories - Aquaculture Full Listing
- SuperDirectories - Aquaculture Industry Full Listing
- SuperDirectories - Aquarium Full Listing
- SuperDirectories - Arboretum Full Listing
- SuperDirectories - Archery Full Listing
- SuperDirectories - Architecture Full Listing
- SuperDirectories - Archive Full Listing
- SuperDirectories - Archives Full Listing
- SuperDirectories - Arena Full Listing
- SuperDirectories - Arena Full Listing
- SuperDirectories - Argentina Full Listing
- SuperDirectories - Arizona, USA - Full Listing
- SuperDirectories - Arkansas, USA Full Listing
- SuperDirectories - Arm Wrestling Full Listing
- SuperDirectories - Armenia Full Listing
- SuperDirectories - Armored Car Service Full Listing
- SuperDirectories - Art Center Full Listing
- SuperDirectories - Art Education Full Listing
- SuperDirectories - Art Full Listing
- SuperDirectories - Art Galleries Full Listing
- SuperDirectories - Art History Full Listing
- SuperDirectories - Art Institute Full Listing
- SuperDirectories - Artcrafts Full Listing
- SuperDirectories - Artists Group Exhibit Full Listing
- SuperDirectories - Arts & Crafts Full Listing
- SuperDirectories - Arts & Culture Center Full Listing
- SuperDirectories - Arts & Culture Events Full Listing
- SuperDirectories - Arts & Culture Full Listing
- SuperDirectories - Arts & Culture Literature Full Listing
- SuperDirectories - Arts & Culture Magazines & Journals Full Listing
- SuperDirectories - Arts & Culture Posters Full Listing
- SuperDirectories - Arts & Entertainment Full Listing
- SuperDirectories - Arts & Humanities Full Listing
- SuperDirectories - Arts & Humanities Organizations Full Listing

- SuperDirectories - Arts of Mime Full Listing
- SuperDirectories - Arts Organizations Full Listing
- SuperDirectories - Aruba Full Listing
- SuperDirectories - Ashmore & Cartier Full Listing
- SuperDirectories - Association Full Listing
- SuperDirectories - Assyria Full Listing
- SuperDirectories - Astrobiology Full Listing
- SuperDirectories - Astrology Full Listing
- SuperDirectories - Astronaut Full Listing
- SuperDirectories - Astronomy Full Listing
- SuperDirectories - Athletes Full Listing
- SuperDirectories - Atlase Full Listing
- SuperDirectories - Attractions Full Listing
- SuperDirectories - Auction Full Listing
- SuperDirectories - Auctions Full Listing
- SuperDirectories - Auctions Full Listing
- SuperDirectories - Audio Full Listing
- SuperDirectories - Australia Full Listing
- SuperDirectories - Australian Rules Football Full Listing
- SuperDirectories - Austria Full Listing
- SuperDirectories - Authors Full Listing
- SuperDirectories - Auto Dealers Full Listing
- SuperDirectories - Automobiles Full Listing
- SuperDirectories - Automotive Shopping Full Listing
- SuperDirectories - Aviaries Full Listing
- SuperDirectories - Aviation & Aeronautics Industries Full Listing
- SuperDirectories - Aviation Services Full Listing
- SuperDirectories - Avocado Full Listing
- superdirectories - Avon Full Listing
- SuperDirectories - Award Full Listing
- SuperDirectories - Azerbaijan Full Listing
- SuperDirectories - B&Bs Full Listing
- SuperDirectories - Badminton Full Listing
- SuperDirectories - Bahamas Full Listing
- SuperDirectories - Bahrain Full Listing
- SuperDirectories - Ball Hockey Full Listing
- SuperDirectories - Ballet Full Listing
- SuperDirectories - Ballet Full Listing
- SuperDirectories - Ballooning Full Listing
- SuperDirectories - Banana Full Listing
- SuperDirectories - Band Full Listing
- SuperDirectories - Bangladesh Full Listing

- SuperDirectories - Bank Full Listing
- SuperDirectories - Bank Full Listing
- SuperDirectories - Banking Software Full Listing
- SuperDirectories - Bar Full Listing
- SuperDirectories - Barbados Full Listing
- SuperDirectories - Bars Full Listing
- SuperDirectories - Batteries Full Listing
- SuperDirectories - Bay Full Listing
- SuperDirectories - BBSs Full Listing
- SuperDirectories - Beach Full Listing
- SuperDirectories - Beach Full Listing
- SuperDirectories - Beache Full Listing
- SuperDirectories - Beans Full Listing
- SuperDirectories - Beauty Full Listing
- superdirectories - Bedfordshire Full Listing
- SuperDirectories - Beef Full Listing
- SuperDirectories - Beer Full Listing
- SuperDirectories - Belarus Full Listing
- SuperDirectories - Belgium Full Listing
- SuperDirectories - Belief Full Listing
- SuperDirectories - Belief Full Listing
- SuperDirectories - Belize Full Listing
- SuperDirectories - Bénin Full Listing
- superdirectories - Berkshire Full Listing
- SuperDirectories - Bermuda Full Listing
- SuperDirectories - Betting Full Listing
- SuperDirectories - Beverage Full Listing
- SuperDirectories - Bhutan Full Listing
- SuperDirectories - Biathlon Full Listing
- SuperDirectories - Bibliographies Full Listing
- SuperDirectories - Bicycle Rental Full Listing
- SuperDirectories - Bicycle Rental Full Listing
- SuperDirectories - Bicycling Full Listing
- SuperDirectories - Billiard Full Listing
- SuperDirectories - Billiards Full Listing
- SuperDirectories - Biology Full Listing
- SuperDirectories - Biomedicine Full Listing
- SuperDirectories - Biorythms Full Listing
- SuperDirectories - Bioscience Full Listing
- SuperDirectories - Birdwatching Full Listing
- SuperDirectories - Bisexual Full Listing
- SuperDirectories - Blackberry Full Listing

- SuperDirectories - Blueberry Full Listing
- SuperDirectories - BMX Full Listing
- SuperDirectories - Boat Rentals Full Listing
- SuperDirectories - Boat Show Full Listing
- SuperDirectories - Boats Shopping Full Listing
- SuperDirectories - Bodies of Water Full Listing
- SuperDirectories - Bodies of Water Full Listing
- SuperDirectories - Body Art Full Listing
- SuperDirectories - Bolivia Full Listing
- SuperDirectories - Bonaire Full Listing
- SuperDirectories - Bonspiel Full Listing
- SuperDirectories - Books about Full Listing
- SuperDirectories - Books Full Listing
- SuperDirectories - Books Shopping Full Listing
- SuperDirectories - Booksellers Full Listing
- SuperDirectories - Bookstores Full Listing
- SuperDirectories - Boomerang Full Listing
- SuperDirectories - Bosnia & Herzegovina Full Listing
- SuperDirectories - Botanical Garden Full Listing
- SuperDirectories - Botany Full Listing
- SuperDirectories - Botswana Full Listing
- SuperDirectories - Bouvet Island Full Listing
- SuperDirectories - Boxing Full Listing
- SuperDirectories - Boy Scouts Full Listing
- SuperDirectories - Brazil Full Listing
- SuperDirectories - Bridal Full Listing
- SuperDirectories - British Virgin Islands Full Listing
- SuperDirectories - Broadcasting Full Listing
- SuperDirectories - Broker Full Listing
- SuperDirectories - Broomball Full Listing
- SuperDirectories - Brunei Darussalam Full Listing
- superdirectories - Buckinghamshire Full Listing
- SuperDirectories - Bulgaria Full Listing
- SuperDirectories - Bullfighting Full Listing
- SuperDirectories - Bungee Full Listing
- SuperDirectories - Bureau of Tourism Full Listing
- SuperDirectories - Burkina Faso Full Listing
- SuperDirectories - Burma Myanmar Full Listing
- SuperDirectories - Burundi Full Listing
- SuperDirectories - Buses Full Listing
- SuperDirectories - Buses Full Listing
- SuperDirectories - Business & Economy Full Listing

- SuperDirectories - Business Consulting Full Listing
- SuperDirectories - Business Full Listing
- SuperDirectories - Business Full Listing
- SuperDirectories - Business News & Media Full Listing
- SuperDirectories - Business Opportunities Full Listing
- SuperDirectories - Business Services Full Listing
- SuperDirectories - Business Training & Schools Full Listing
- SuperDirectories - by City Full Listing
- SuperDirectories - by Country Full Listing
- SuperDirectories - by Country Full Listing
- SuperDirectories - by State Full Listing
- SuperDirectories - Cable Cars Full Listing
- SuperDirectories - Calculators Full Listing
- SuperDirectories - California, USA Full Listing
- SuperDirectories - Calligraphy Full Listing
- SuperDirectories - Cambodia Full Listing
- superdirectories - Cambridgeshire Full Listing
- SuperDirectories - Cameroon Full Listing
- SuperDirectories - Campgrounds Full Listing
- SuperDirectories - Canada Full Listing
- SuperDirectories - Canal Full Listing

1 | 2 | 3 | 4 | 5 | 6 | 7 | >


COME JOIN THE FUN AND EXCITEMENT
OF DEEP SEA FISHING

About SuperDirectories
Company Information

Search the Web with Google

Search the Web with Yahoo!

Search the Web with Ask Jeeves

Tutorials
Free Online Video Tutorials!

Advertising
Inquire about our banner advertising!

Contacts
Address and email contact information.

Submit your Website

Home Page
Search Results

The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,106,992 categories, 714,541 websites

Help

Full Listing
Search >
Exact Phrase Websites

Search Results - Page 2 of 7 (0 Categories, 1,834 Websites)

- SuperDirectories - Canary Islands Full Listing
- SuperDirectories - Canopying Full Listing
- SuperDirectories - Cape Verde & Ivory Coast Full Listing
- SuperDirectories - Caper Full Listing
- SuperDirectories - Car Rental Full Listing
- SuperDirectories - Car Rental Full Listing
- SuperDirectories - Car Rentals Full Listing
- SuperDirectories - Cards & Gifts Full Listing
- SuperDirectories - Career Full Listing
- SuperDirectories - Caroline Islands Full Listing
- SuperDirectories - Cartography Full Listing
- SuperDirectories - Cartooning Full Listing
- SuperDirectories - Cartoons & Comics Full Listing
- SuperDirectories - Casino Full Listing
- SuperDirectories - Casino Full Listing
- SuperDirectories - Casserole Full Listing
- SuperDirectories - Castle Full Listing
- SuperDirectories - Catalog Shopping Full Listing
- SuperDirectories - Cauliflower Full Listing
- SuperDirectories - Caves Full Listing
- SuperDirectories - Cayman Islands Full Listing
- SuperDirectories - CD Full Listing
- SuperDirectories - Celebrities Full Listing
- SuperDirectories - Celebrity Full Listing
- SuperDirectories - Census & Statistics Full Listing
- SuperDirectories - Center Full Listing
- SuperDirectories - Central America Full Listing

- SuperDirectories - Central Bank Full Listing
- SuperDirectories - Ceramics Full Listing
- SuperDirectories - Chad Full Listing
- SuperDirectories - Chamber of Commerce Full Listing
- SuperDirectories - Championship Full Listing
- SuperDirectories - Channel Islands Full Listing
- SuperDirectories - Charter Full Listing
- SuperDirectories - Charter Full Listing
- SuperDirectories - Chat & Forums Full Listing
- SuperDirectories - Chat Full Listing
- SuperDirectories - Chateaux Full Listing
- SuperDirectories - Chats & Forums Full Listing
- SuperDirectories - Chechnya Full Listing
- SuperDirectories - Cheese Full Listing
- SuperDirectories - Chefs Full Listing
- SuperDirectories - Chemical Industry Full Listing
- SuperDirectories - Cherry Full Listing
- superdirectories - Cheshire Full Listing
- SuperDirectories - Chess Full Listing
- SuperDirectories - Chicken Full Listing
- SuperDirectories - Children Full Listing
- SuperDirectories - Chile Full Listing
- SuperDirectories - China Full Listing
- SuperDirectories - Chinese Full Listing
- SuperDirectories - Chocolate Full Listing
- SuperDirectories - Choir Full Listing
- SuperDirectories - Christmas Island Full Listing
- SuperDirectories - Chutney Full Listing
- SuperDirectories - Chutney Full Listing
- SuperDirectories - Cider Full Listing
- SuperDirectories - Cinema Full Listing
- SuperDirectories - Circus Art Full Listing
- SuperDirectories - Circus Full Listing
- SuperDirectories - Cities Full Listing
- SuperDirectories - Citrus Full Listing
- SuperDirectories - City Transit Full Listing
- SuperDirectories - Civil Aviation Administration Full Listing
- SuperDirectories - Classified Full Listing
- SuperDirectories - Classifieds Full Listing
- superdirectories - Cleveland Full Listing
- SuperDirectories - Climate Full Listing
- SuperDirectories - Clinic Full Listing

- SuperDirectories - Clip Art Full Listing
- SuperDirectories - Clipperton Island Full Listing
- SuperDirectories - Clothes & Accessories Full Listing
- SuperDirectories - Clubs & Venues Full Listing
- SuperDirectories - Clubs Full Listing
- SuperDirectories - Coast Guard Full Listing
- SuperDirectories - Cocoa Full Listing
- SuperDirectories - Cocos Keeling Islands Full Listing
- SuperDirectories - Coffee Full Listing
- SuperDirectories - Colleges & Universities Full Listing
- SuperDirectories - Colombia Full Listing
- SuperDirectories - Colorado, USA Full Listing
- SuperDirectories - Comedy Full Listing
- SuperDirectories - Commemoration Full Listing
- SuperDirectories - Commission Full Listing
- SuperDirectories - Commune Full Listing
- SuperDirectories - Communications & Networking Full Listing
- SuperDirectories - Communications Full Listing
- SuperDirectories - Community Full Listing
- SuperDirectories - Community Full Listing
- SuperDirectories - Comoros Full Listing
- SuperDirectories - Composition Full Listing
- SuperDirectories - Computer Consulting Full Listing
- SuperDirectories - Computer Full Listing
- SuperDirectories - Computer Games Full Listing
- SuperDirectories - Computer Generated Art Full Listing
- SuperDirectories - Computer Hardware Full Listing
- SuperDirectories - Computer Retailers Full Listing
- SuperDirectories - Computer Science Full Listing
- SuperDirectories - Computer Services Full Listing
- SuperDirectories - Computer Software Full Listing
- SuperDirectories - Concert Full Listing
- SuperDirectories - Concert Full Listing
- SuperDirectories - Concert Tickets Full Listing
- SuperDirectories - Conditions Full Listing
- SuperDirectories - Conference Full Listing
- SuperDirectories - Conferences Full Listing
- SuperDirectories - Congo (Brazzaville) Full Listing
- SuperDirectories - Connecticut, USA Full Listing
- SuperDirectories - Conservation Full Listing
- SuperDirectories - Constitution Full Listing
- SuperDirectories - Constitution Full Listing

- SuperDirectories - Construction Full Listing
- SuperDirectories - Construction Full Listing
- SuperDirectories - Consulates Full Listing
- SuperDirectories - Consulates Full Listing
- SuperDirectories - Consultants Full Listing
- SuperDirectories - ConTest Full Listing
- SuperDirectories - Convention Full Listing
- SuperDirectories - Conventions Full Listing
- SuperDirectories - Cook Islands Full Listing
- SuperDirectories - Cookie Full Listing
- SuperDirectories - Cooking Full Listing
- SuperDirectories - Copyright Full Listing
- SuperDirectories - Coral Sea Islands Full Listing
- superdirectories - Cornwall Full Listing
- SuperDirectories - Cosmetics Full Listing
- SuperDirectories - Costa Rica Full Listing
- SuperDirectories - Cottages Full Listing
- SuperDirectories - Counseling Full Listing
- SuperDirectories - County Full Listing
- SuperDirectories - Cranberry Full Listing
- SuperDirectories - Crete Island Full Listing
- SuperDirectories - Cricket Full Listing
- SuperDirectories - Crime Full Listing
- SuperDirectories - Crime Full Listing
- SuperDirectories - Croatia Full Listing
- SuperDirectories - Croquet Club Full Listing
- SuperDirectories - Croquet Full Listing
- SuperDirectories - Cross Country Skiing Full Listing
- SuperDirectories - Cruise Full Listing
- SuperDirectories - Cryptozoology Full Listing
- SuperDirectories - Cuba Full Listing
- SuperDirectories - Culinary Full Listing
- SuperDirectories - Cultural Art Full Listing
- SuperDirectories - Cultural Centers Full Listing
- SuperDirectories - Culture Full Listing
- SuperDirectories - Culture Full Listing
- SuperDirectories - Cultures & Groups Full Listing
- superdirectories - Cumbria Full Listing
- SuperDirectories - Curacao Full Listing
- SuperDirectories - Curling Club Full Listing
- SuperDirectories - Curling Full Listing
- SuperDirectories - Customs & Excise Full Listing

- SuperDirectories - Customs Full Listing
- SuperDirectories - Customs Full Listing
- SuperDirectories - Cybercafe Full Listing
- SuperDirectories - Cybercafe Full Listing
- SuperDirectories - Cycling Club Full Listing
- SuperDirectories - Cycling Full Listing
- SuperDirectories - Cycling Tours Full Listing
- SuperDirectories - Czech Republic Full Listing
- SuperDirectories - Dam Full Listing
- SuperDirectories - Dance Clubs Full Listing
- SuperDirectories - Dance Full Listing
- SuperDirectories - Dance Full Listing
- SuperDirectories - Dates Full Listing
- SuperDirectories - Dating Full Listing
- SuperDirectories - Decor Full Listing
- SuperDirectories - Deficiencies Full Listing
- SuperDirectories - Deformities Full Listing
- SuperDirectories - Delaware, USA Full Listing
- SuperDirectories - Demographic Full Listing
- SuperDirectories - Demography Full Listing
- SuperDirectories - Denmark Full Listing
- SuperDirectories - Derby Full Listing
- superdirectories - Derbyshire Full Listing
- SuperDirectories - Design Arts Full Listing
- SuperDirectories - Design Full Listing
- SuperDirectories - Design Full Listing
- superdirectories - Devon Full Listing
- SuperDirectories - Dictionaries Full Listing
- SuperDirectories - Dining Full Listing
- SuperDirectories - Dining Full Listing
- SuperDirectories - Dining Full Listing
- SuperDirectories - Dip Full Listing
- SuperDirectories - Directories Full Listing
- SuperDirectories - Directories Full Listing
- SuperDirectories - Directories Full Listing
- SuperDirectories - Disability Full Listing
- SuperDirectories - Disabled Skiing Full Listing
- SuperDirectories - Diseases Full Listing
- SuperDirectories - Diseases Full Listing
- SuperDirectories - Disorders Full Listing
- SuperDirectories - Distributors Full Listing
- SuperDirectories - District Full Listing

- SuperDirectories - Diving Full Listing
- SuperDirectories - Divorce Full Listing
- SuperDirectories - Djibouti Full Listing
- SuperDirectories - Domaine Full Listing
- SuperDirectories - Dominica Full Listing
- SuperDirectories - Dominican Republic Full Listing
- superdirectories - Dorset Full Listing
- SuperDirectories - Download Full Listing
- SuperDirectories - Download Full Listing
- SuperDirectories - Drawing Full Listing
- SuperDirectories - Dressing Full Listing
- SuperDirectories - Drink Full Listing
- SuperDirectories - Drink Full Listing
- SuperDirectories - Drinking Full Listing
- SuperDirectories - Drinking Full Listing
- SuperDirectories - Drinks Full Listing
- superdirectories - Durham Full Listing
- superdirectories - East Sussex Full Listing
- SuperDirectories - East Timor Full Listing
- SuperDirectories - Easter Island Full Listing
- SuperDirectories - Eating Full Listing
- SuperDirectories - Ecology Full Listing
- SuperDirectories - Ecology Full Listing
- SuperDirectories - Ecommerce Full Listing
- SuperDirectories - Economists Full Listing
- SuperDirectories - Economy Full Listing
- SuperDirectories - Economy Full Listing
- SuperDirectories - Economy Full Listing
- SuperDirectories - Ecuador Full Listing
- SuperDirectories - Education Full Listing
- SuperDirectories - Education Full Listing
- SuperDirectories - Education Policy Full Listing
- SuperDirectories - Egg Full Listing
- SuperDirectories - Eggplant Full Listing
- SuperDirectories - Egypt Full Listing
- SuperDirectories - El Salvador Full Listing
- SuperDirectories - Election Full Listing
- SuperDirectories - Embassies Full Listing
- SuperDirectories - Embassies Full Listing
- SuperDirectories - Embassies in USA Full Listing
- SuperDirectories - Employment Full Listing
- SuperDirectories - Employment Full Listing

- SuperDirectories - Encyclopedia Full Listing
- SuperDirectories - Energy Full Listing
- SuperDirectories - England Full Listing
- SuperDirectories - Entertainers Full Listing
- SuperDirectories - Entertainment Full Listing
- SuperDirectories - Environment Full Listing
- SuperDirectories - Environment Full Listing
- SuperDirectories - Environment Full Listing
- SuperDirectories - Equatorial Guinea Full Listing
- SuperDirectories - Equipment Full Listing
- SuperDirectories - Eritrea Full Listing
- superdirectories - Essex Full Listing
- SuperDirectories - Estonia Full Listing
- SuperDirectories - Ethiopia Full Listing
- SuperDirectories - Etiquette Full Listing
- SuperDirectories - Etiquette Full Listing
- SuperDirectories - Event Full Listing
- SuperDirectories - Event Full Listing
- SuperDirectories - Events Full Listing
- SuperDirectories - Events Full Listing
- SuperDirectories - Events Full Listing
- SuperDirectories - Exchange Full Listing
- SuperDirectories - Exhibit Full Listing
- SuperDirectories - Exhibition Full Listing
- SuperDirectories - Exhibition Full Listing
- SuperDirectories - Exhibits Full Listing
- SuperDirectories - Exobiology Full Listing
- SuperDirectories - Export Full Listing
- SuperDirectories - Exporting Full Listing
- SuperDirectories - Exposition Full Listing
- SuperDirectories - Fair Full Listing
- SuperDirectories - Fairs Full Listing
- SuperDirectories - Fairyland Full Listing
- SuperDirectories - Falkland Islands Full Listing
- SuperDirectories - Fall Full Listing
- SuperDirectories - Falls in USA Full Listing
- SuperDirectories - Family Full Listing
- SuperDirectories - Famous Full Listing
- SuperDirectories - Famous People Full Listing
- SuperDirectories - Famous People in Sports & Receation Full Listing
- SuperDirectories - Famous Women Full Listing
- SuperDirectories - FAQ Full Listing

- SuperDirectories - FAQs Full Listing
- SuperDirectories - Farmstay Full Listing
- SuperDirectories - Faröe Islands Full Listing
- SuperDirectories - Fashion Full Listing
- SuperDirectories - Fax Full Listing
- SuperDirectories - Federation Full Listing
- SuperDirectories - Feminism Full Listing
- SuperDirectories - Feminist Full Listing
- SuperDirectories - Fencing Full Listing
- SuperDirectories - Fencing Full Listing
- SuperDirectories - Ferries Full Listing
- SuperDirectories - Ferries Full Listing
- SuperDirectories - Ferris Wheels Full Listing
- SuperDirectories - Festival Full Listing
- SuperDirectories - Festival Full Listing
- SuperDirectories - Festival Full Listing
- SuperDirectories - Festivals Full Listing
- SuperDirectories - Field Hockey Full Listing
- SuperDirectories - Field Hockey Full Listing
- SuperDirectories - Fiji Full Listing
- SuperDirectories - Film Full Listing

< | 1 | 2 | 3 | 4 | 5 | 6 | 7 | >


MAIN ATTRACTION

MAIN ATTRACTION

[About SuperDirectories](#)
Company Information

[Search the Web with Google](#)

[Search the Web with Yahoo!](#)

[Search the Web with Ask Jeeves](#)

[Tutorials](#)
Free Online Video Tutorials!

[Advertising](#)
Inquire about our banner advertising!

[Contacts](#)
Address and email contact information.

[Submit your Website](#)

Home Page
Search Results

The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,106,992 categories, 714,541 websites

Help

Full Listing Search >
Exact Phrase Websites

Search Results - Page 3 of 7 (0 Categories, 1,834 Websites)

- SuperDirectories - Films Full Listing
- SuperDirectories - Fin Swimming Full Listing
- SuperDirectories - Fin Swimming Full Listing
- SuperDirectories - Finance Full Listing
- SuperDirectories - Finance Full Listing
- SuperDirectories - Financial Services Full Listing
- SuperDirectories - Finder Full Listing
- SuperDirectories - Fine Arts Full Listing
- SuperDirectories - Finland Full Listing
- SuperDirectories - Fishing Charter Full Listing
- SuperDirectories - Fishing Full Listing
- SuperDirectories - Fishing Full Listing
- SuperDirectories - Fitness Full Listing
- SuperDirectories - Flag Full Listing
- SuperDirectories - Flag Full Listing
- SuperDirectories - Floorball Full Listing
- SuperDirectories - Floorball Full Listing
- SuperDirectories - Florida, USA Full Listing
- SuperDirectories - FloriSaint Full Listing
- SuperDirectories - Fluvariums Full Listing
- SuperDirectories - Fly Fishing Full Listing
- SuperDirectories - Fly Fishing Full Listing
- SuperDirectories - Flying Discs & Frisbees Full Listing
- SuperDirectories - Flying Discs Full Listing
- SuperDirectories - Folklore Full Listing
- SuperDirectories - Food Full Listing
- SuperDirectories - Food Full Listing

- SuperDirectories - Food Full Listing
- SuperDirectories - Footbag Full Listing
- SuperDirectories - Footbag Full Listing
- SuperDirectories - Forest Full Listing
- SuperDirectories - Forestry Full Listing
- SuperDirectories - Forestry Full Listing
- SuperDirectories - Formula 1 Racing Full Listing
- SuperDirectories - Forts Full Listing
- SuperDirectories - France Full Listing
- SuperDirectories - Freediving Full Listing
- SuperDirectories - Freediving Full Listing
- SuperDirectories - Freight Full Listing
- SuperDirectories - French Guiana Full Listing
- SuperDirectories - French Polynesia Full Listing
- SuperDirectories - Frisbee Full Listing
- SuperDirectories - Funeral Full Listing
- SuperDirectories - Furniture Full Listing
- SuperDirectories - Gabon Full Listing
- SuperDirectories - Galapagos Islands Full Listing
- SuperDirectories - Galleries Full Listing
- SuperDirectories - Gallery Full Listing
- SuperDirectories - Gambia Full Listing
- SuperDirectories - Gambling Full Listing
- SuperDirectories - Gambling Full Listing
- SuperDirectories - Game Full Listing
- SuperDirectories - Gardening Full Listing
- SuperDirectories - Gardens Full Listing
- SuperDirectories - Garlic Full Listing
- SuperDirectories - Gas & EleCenteric Utilities Full Listing
- SuperDirectories - Gastronomy Full Listing
- SuperDirectories - Gay Full Listing
- SuperDirectories - Gear Full Listing
- SuperDirectories - Gender Full Listing
- SuperDirectories - Gender Full Listing
- SuperDirectories - Genealogy Full Listing
- SuperDirectories - Genealogy Full Listing
- SuperDirectories - Genealogy Full Listing
- SuperDirectories - Geography Full Listing
- SuperDirectories - Geography Full Listing
- SuperDirectories - Geography Full Listing
- SuperDirectories - Geology Full Listing
- SuperDirectories - Geology Full Listing

- SuperDirectories - Georgia, USA Full Listing
- SuperDirectories - Germany Full Listing
- SuperDirectories - Ghana Full Listing
- SuperDirectories - Gibraltar Full Listing
- SuperDirectories - Ginger Full Listing
- SuperDirectories - Glass Art Full Listing
- SuperDirectories - Gliding Full Listing
- SuperDirectories - Gliding Full Listing
- SuperDirectories - Glossaries Full Listing
- superdirectories - Gloucestershire Full Listing
- SuperDirectories - Golf Courses Full Listing
- SuperDirectories - Golf Full Listing
- SuperDirectories - Golf Full Listing
- SuperDirectories - Goods Full Listing
- SuperDirectories - Government Full Listing
- SuperDirectories - Government Full Listing
- SuperDirectories - GPS Full Listing
- SuperDirectories - Graffiti Full Listing
- SuperDirectories - Graphic Full Listing
- SuperDirectories - Gravy Full Listing
- SuperDirectories - Greece Full Listing
- SuperDirectories - Green Living Full Listing
- SuperDirectories - Greenland Full Listing
- SuperDirectories - Grenada Full Listing
- SuperDirectories - Greyhound Full Listing
- SuperDirectories - Greyhound Racing Full Listing
- SuperDirectories - Guadeloupe Full Listing
- SuperDirectories - Guam Full Listing
- SuperDirectories - Guatemala Full Listing
- SuperDirectories - Guernsey Full Listing
- SuperDirectories - Guest Houses Full Listing
- SuperDirectories - Guides & Directories Full Listing
- SuperDirectories - Guides Full Listing
- SuperDirectories - Guides Full Listing
- SuperDirectories - Guinea Full Listing
- SuperDirectories - Guinea-Bissau Full Listing
- SuperDirectories - Gulfs Full Listing
- SuperDirectories - Guyana Full Listing
- SuperDirectories - Gymnastics Club Full Listing
- SuperDirectories - Gymnastics Full Listing
- SuperDirectories - Gymnastics Full Listing
- SuperDirectories - Haiti Full Listing

- SuperDirectories - Halls of Fame Full Listing
- superdirectories - Hampshire Full Listing
- SuperDirectories - Handball Full Listing
- SuperDirectories - Handball Full Listing
- SuperDirectories - Hang Gliding Full Listing
- SuperDirectories - Hawaii, USA Full Listing
- SuperDirectories - Health & Beauty Full Listing
- SuperDirectories - Health & Safety Full Listing
- SuperDirectories - Health Full Listing
- SuperDirectories - Health Sciences Full Listing
- SuperDirectories - Healthcare Full Listing
- SuperDirectories - Healthcare Industry Full Listing
- SuperDirectories - Healthcare Insurance Full Listing
- SuperDirectories - Healthcare Research Full Listing
- SuperDirectories - Heard & McDonald Islands Full Listing
- SuperDirectories - Heli & Snowcat Ski Tours Full Listing
- SuperDirectories - Heraldry Full Listing
- SuperDirectories - Heraldry Full Listing
- SuperDirectories - Herbariums Full Listing
- superdirectories - Herefordshire Full Listing
- SuperDirectories - Heritage Full Listing
- superdirectories - Hertfordshire Full Listing
- SuperDirectories - Highland Games Full Listing
- SuperDirectories - Highway Full Listing
- SuperDirectories - Highways & Roads Full Listing
- SuperDirectories - Hints Full Listing
- SuperDirectories - Historic Sites Full Listing
- SuperDirectories - Historical Maps Full Listing
- SuperDirectories - Historical Reenactment Full Listing
- SuperDirectories - History Full Listing
- SuperDirectories - History Full Listing
- SuperDirectories - History Full Listing
- SuperDirectories - Hobbies Full Listing
- SuperDirectories - Hobbies Full Listing
- SuperDirectories - Holiday Full Listing
- SuperDirectories - Holidays & Observances Full Listing
- SuperDirectories - Holidays Full Listing
- SuperDirectories - Home & Condo Rentals Full Listing
- SuperDirectories - Home Exchanges Full Listing
- SuperDirectories - Home Full Listing
- SuperDirectories - Home, Garden & Auto Full Listing
- SuperDirectories - Homestays Full Listing

- SuperDirectories - Honduras Full Listing
- SuperDirectories - Honeymoon Full Listing
- SuperDirectories - Horoscope Full Listing
- SuperDirectories - Horoscopes & Biorythms Full Listing
- SuperDirectories - Horseradish Full Listing
- SuperDirectories - Hospital Full Listing
- SuperDirectories - Hotel Full Listing
- SuperDirectories - Houseboating Full Listing
- SuperDirectories - Houseboating Full Listing
- SuperDirectories - Human Rights Full Listing
- SuperDirectories - Humanists Full Listing
- superdirectories - Humberside Full Listing
- SuperDirectories - Humor Full Listing
- SuperDirectories - Humor Full Listing
- SuperDirectories - Humor Full Listing
- SuperDirectories - Hungary Full Listing
- SuperDirectories - Hunting Full Listing
- SuperDirectories - Hydrology Full Listing
- SuperDirectories - Ice Hockey Full Listing
- SuperDirectories - Ice Hockey Full Listing
- SuperDirectories - Iceland Full Listing
- SuperDirectories - Idaho, USA Full Listing
- SuperDirectories - Illinois, USA Full Listing
- SuperDirectories - Illness Full Listing
- SuperDirectories - Images Full Listing
- SuperDirectories - Imaginarium Full Listing
- SuperDirectories - Import Full Listing
- SuperDirectories - Importing Full Listing
- SuperDirectories - In Memoriam Pages Full Listing
- SuperDirectories - Indexes Full Listing
- SuperDirectories - India Full Listing
- SuperDirectories - Indiana, USA Full Listing
- SuperDirectories - Indonesia Full Listing
- SuperDirectories - Industrial Design Full Listing
- SuperDirectories - Industry Full Listing
- SuperDirectories - Infections Full Listing
- SuperDirectories - Inline Skating Full Listing
- SuperDirectories - Insectarium Full Listing
- SuperDirectories - Institute Full Listing
- SuperDirectories - Instrument Full Listing
- SuperDirectories - Insurance Full Listing
- SuperDirectories - Insurance Full Listing

- SuperDirectories - Intellectual Property Full Listing
- SuperDirectories - Interest Full Listing
- SuperDirectories - Interior Design Full Listing
- SuperDirectories - Internet Full Listing
- SuperDirectories - Internet Services Full Listing
- SuperDirectories - Interpretive Centers Full Listing
- SuperDirectories - Investigation Full Listing
- SuperDirectories - Investing Full Listing
- SuperDirectories - Investing Full Listing
- SuperDirectories - Investment Full Listing
- SuperDirectories - Investment Full Listing
- SuperDirectories - Ionian (Eptanese) Islands Full Listing
- SuperDirectories - Iowa, USA Full Listing
- SuperDirectories - Iran Full Listing
- SuperDirectories - Iraq Full Listing
- SuperDirectories - Ireland Full Listing
- SuperDirectories - Island Full Listing
- SuperDirectories - Island Full Listing
- SuperDirectories - Island Full Listing
- SuperDirectories - Islands in USA Full Listing
- SuperDirectories - Isle of Man Full Listing
- superdirectories - Isle of Wight Full Listing
- superdirectories - Isles of Scilly Full Listing
- SuperDirectories - Israel Full Listing
- SuperDirectories - Issues & Causes Full Listing
- SuperDirectories - Italy Full Listing
- SuperDirectories - Jamaica Full Listing
- SuperDirectories - Jan Mayen Full Listing
- SuperDirectories - Japan Full Listing
- SuperDirectories - Jarvis Island Full Listing
- SuperDirectories - Jersey Full Listing
- SuperDirectories - Jewelry Shopping Full Listing
- SuperDirectories - Jobs & Careers Full Listing
- SuperDirectories - Jobs Full Listing
- SuperDirectories - Johnston Atoll Full Listing
- SuperDirectories - Jokes Full Listing
- SuperDirectories - Jordan Full Listing
- SuperDirectories - Journal Full Listing
- SuperDirectories - Journal Full Listing
- SuperDirectories - Justice Full Listing
- SuperDirectories - Kansas, USA Full Listing
- SuperDirectories - Kazakhstan Full Listing

- superdirectories - Kent Full Listing
- SuperDirectories - Kentucky, USA Full Listing
- SuperDirectories - Kenya Full Listing
- SuperDirectories - Kids Full Listing
- SuperDirectories - Kindergartens Full Listing
- SuperDirectories - Kingman Reef Full Listing
- SuperDirectories - Kiribati Full Listing
- SuperDirectories - Kurdistan Full Listing
- SuperDirectories - Kuwait Full Listing
- SuperDirectories - Kyrgyzstan Full Listing
- SuperDirectories - Label Full Listing
- SuperDirectories - Labor Full Listing
- SuperDirectories - Labor Unions Full Listing
- SuperDirectories - Lake Full Listing
- SuperDirectories - Lamb Full Listing
- superdirectories - Lancashire Full Listing
- SuperDirectories - Land Real Estate Full Listing
- SuperDirectories - Landscaping Full Listing
- SuperDirectories - Language Education Full Listing
- SuperDirectories - Languages Full Listing
- SuperDirectories - Laos Full Listing
- SuperDirector 2006 a Full Listing
- SuperDirectories - Law Enforcement Full Listing
- SuperDirectories - Law Firms Full Listing
- SuperDirectories - Law Full Listing
- SuperDirectories - Law Full Listing
- SuperDirectories - Lebanon Full Listing
- SuperDirectories - Legal Services Full Listing
- SuperDirectories - Legislature Full Listing
- superdirectories - Leicestershire Full Listing
- SuperDirectories - Leisure Full Listing
- SuperDirectories - Lemon Full Listing
- SuperDirectories - Lesbian Full Listing
- SuperDirectories - Lesotho Full Listing
- SuperDirectories - Lexicography Full Listing
- SuperDirectories - Liberia Full Listing
- SuperDirectories - Libraries Full Listing
- SuperDirectories - Libraries Full Listing
- SuperDirectories - Libya Full Listing
- SuperDirectories - Liechtenstein Full Listing
- SuperDirectories - Lifestyle Full Listing
- SuperDirectories - Lighthouse Full Listing

SuperDirectories - Lime Full Listing
SuperDirectories - Limo Full Listing
SuperDirectories - Limousines Full Listing
superdirectories - Lincolnshire Full Listing
SuperDirectories - Linguistics Full Listing
SuperDirectories - Literature Full Listing
SuperDirectories - Lithuania Full Listing
SuperDirectories - Living Full Listing
SuperDirectories - Local Governments Full Listing
SuperDirectories - Local News Full Listing
SuperDirectories - Lodge Full Listing
SuperDirectories - Lodging Full Listing
superdirectories - London Full Listing
SuperDirectories - Lord Howe Islands Full Listing
SuperDirectories - Lotteries Full Listing
SuperDirectories - Lotteries Full Listing
SuperDirectories - Louisiana, USA Full Listing
SuperDirectories - Love Full Listing
SuperDirectories - Love Full Listing
SuperDirectories - Lumber Full Listing
SuperDirectories - Lumberjack Full Listing

, 2006

About SuperDirectories
Company Information

Search the Web with Google

Search the Web with Yahoo!

Search the Web with Ask Jeeves

Tutorials
Free Online Video Tutorials!

Advertising
Inquire about our banner advertising!

Contacts
Address and email contact information.

Submit your Website

Home Page
Search Results

The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,106,992 categories, 714,541 websites

Help

Full Listing

Search >

Exact Phrase Websites

Search Results - Page 4 of 7 (0 Categories, 1,834 Websites)

- SuperDirectories - Lumberjack Full Listing
- SuperDirectories - Luxembourg Full Listing
- SuperDirectories - Lyric Full Listing
- SuperDirectories - Macau Full Listing
- SuperDirectories - Macedonia Full Listing
- SuperDirectories - Madagascar Full Listing
- SuperDirectories - Magazine Full Listing
- SuperDirectories - Magazine Full Listing
- SuperDirectories - Magazines Full Listing
- SuperDirectories - Magician Full Listing
- SuperDirectories - Maine, USA Full Listing
- SuperDirectories - Maintenance Full Listing
- SuperDirectories - Maker Full Listing
- SuperDirectories - Malawi Full Listing
- SuperDirectories - Malaysia Full Listing
- SuperDirectories - Maldives Full Listing
- SuperDirectories - Mali Full Listing
- SuperDirectories - Malta Full Listing
- superdirectories - Manchester Full Listing
- SuperDirectories - Mangoes Full Listing
- SuperDirectories - Manor Full Listing
- SuperDirectories - Manufacturer Full Listing
- SuperDirectories - Manufacturing Full Listing
- SuperDirectories - Map Full Listing
- SuperDirectories - Map Full Listing
- SuperDirectories - Maps Full Listing
- SuperDirectories - Marina Full Listing

- SuperDirectories - Marine Patrol Full Listing
- SuperDirectories - Marine Patrol Full Listing
- SuperDirectories - Marriage Full Listing
- SuperDirectories - Marshall Islands Full Listing
- SuperDirectories - Martinique Full Listing
- SuperDirectories - Maryland, USA Full Listing
- SuperDirectories - Mass Transit Full Listing
- SuperDirectories - Massachusetts, USA Full Listing
- SuperDirectories - Matching Full Listing
- SuperDirectories - Mathematics Full Listing
- SuperDirectories - Mauritania Full Listing
- SuperDirectories - Mauritius Full Listing
- SuperDirectories - Mayotte Island Full Listing
- SuperDirectories - Meatballs Full Listing
- SuperDirectories - Meatloaf Full Listing
- SuperDirectories - Media Full Listing
- SuperDirectories - Media Full Listing
- SuperDirectories - Medicine Full Listing
- SuperDirectories - Medicine Full Listing
- SuperDirectories - Meet Full Listing
- SuperDirectories - Melanesia Full Listing
- SuperDirectories - Men Full Listing
- superdirectories - Merseyside Full Listing
- SuperDirectories - Mexico Full Listing
- SuperDirectories - Michigan, USA Full Listing
- SuperDirectories - Microlight Full Listing
- SuperDirectories - Microlights Full Listing
- SuperDirectories - Micronesia Full Listing
- SuperDirectories - MIDI Full Listing
- SuperDirectories - Midway Islands Full Listing
- SuperDirectories - Military Full Listing
- SuperDirectories - Military Full Listing
- SuperDirectories - Military Full Listing
- SuperDirectories - Military Units Full Listing
- SuperDirectories - Minerals Full Listing
- SuperDirectories - Mining Full Listing
- SuperDirectories - Minivans Full Listing
- SuperDirectories - Minnesota, USA Full Listing
- SuperDirectories - Miscellaneous Full Listing
- SuperDirectories - Mississippi, USA Full Listing
- SuperDirectories - Missouri, USA Full Listing
- SuperDirectories - Moldova Full Listing

- SuperDirectories - Monaco Full Listing
- SuperDirectories - Money Full Listing
- SuperDirectories - Mongolia Full Listing
- SuperDirectories - Montana, USA Full Listing
- SuperDirectories - Montenegro Full Listing
- SuperDirectories - Montserrat Full Listing
- SuperDirectories - MOOs Full Listing
- SuperDirectories - Morocco Full Listing
- SuperDirectories - Mortgage Full Listing
- SuperDirectories - Motel Full Listing
- SuperDirectories - Motorcycle Rentals Full Listing
- SuperDirectories - Motorcycles Full Listing
- SuperDirectories - Mountain Biking Full Listing
- SuperDirectories - Mountain Biking Full Listing
- SuperDirectories - Mountain Full Listing
- SuperDirectories - Mountain Full Listing
- SuperDirectories - Movie Full Listing
- SuperDirectories - Movies Full Listing
- SuperDirectories - Mozambique Full Listing
- SuperDirectories - MP3 Full Listing
- SuperDirectories - Multimedia Full Listing
- SuperDirectories - Multimedia Full Listing
- SuperDirectories - Museum Full Listing
- SuperDirectories - Museums & Exhibits Full Listing
- SuperDirectories - Museums Full Listing
- SuperDirectories - Music Artists Full Listing
- SuperDirectories - Music Full Listing
- SuperDirectories - Music Full Listing
- SuperDirectories - Musician Full Listing
- SuperDirectories - Mythology Full Listing
- SuperDirectories - Namibia Full Listing
- SuperDirectories - NASA Full Listing
- SuperDirectories - National Anthem Full Listing
- SuperDirectories - National Anthem Full Listing
- SuperDirectories - National Forest Full Listing
- SuperDirectories - National Guard Full Listing
- SuperDirectories - Nature Full Listing
- SuperDirectories - Nauru Island Full Listing
- SuperDirectories - Navassa Island Full Listing
- SuperDirectories - Nebraska, USA Full Listing
- SuperDirectories - Nepal Full Listing
- SuperDirectories - Netherlands Antilles Full Listing

- SuperDirectories - Netherlands Full Listing
- SuperDirectories - Nevada, USA Full Listing
- SuperDirectories - New Caledonia Full Listing
- SuperDirectories - New Hampshire, USA Full Listing
- SuperDirectories - New Jersey, USA Full Listing
- SuperDirectories - New Mexico, USA Full Listing
- SuperDirectories - New York State, USA Full Listing
- SuperDirectories - New Zealand Full Listing
- SuperDirectories - News & Guides Full Listing
- SuperDirectories - News Full Listing
- SuperDirectories - News Full Listing
- SuperDirectories - Newsgroup Full Listing
- SuperDirectories - Newspaper Full Listing
- SuperDirectories - Newspapers Full Listing
- SuperDirectories - Newswire Full Listing
- SuperDirectories - Nicaragua Full Listing
- SuperDirectories - Niger Full Listing
- SuperDirectories - Nigeria Full Listing
- SuperDirectories - Nightclub Full Listing
- SuperDirectories - Nightclubs Full Listing
- SuperDirectories - Niue Island Full Listing
- SuperDirectories - Nobility Full Listing
- superdirectories - Norfolk Full Listing
- SuperDirectories - Norfolk Island Full Listing
- SuperDirectories - North Carolina, USA Full Listing
- SuperDirectories - North Dakota, USA Full Listing
- SuperDirectories - North Korea Full Listing
- superdirectories - North Yorkshire Full Listing
- superdirectories - Northamptonshire Full Listing
- SuperDirectories - Northern Ireland Full Listing
- SuperDirectories - Northern Mariana Full Listing
- superdirectories - Northumberland Full Listing
- SuperDirectories - Norway Full Listing
- superdirectories - Nottinghamshire Full Listing
- SuperDirectories - Nuclear Full Listing
- SuperDirectories - Nuclear Reactors Full Listing
- SuperDirectories - Nursing Full Listing
- SuperDirectories - Nursing Full Listing
- SuperDirectories - Observatories Full Listing
- SuperDirectories - Observatories Full Listing
- SuperDirectories - Oceania Full Listing
- SuperDirectories - Ohio, USA Full Listing

- SuperDirectories - Oil & Gas Industry Full Listing
- SuperDirectories - Oklahoma, USA Full Listing
- SuperDirectories - Olympic Full Listing
- SuperDirectories - Oman Full Listing
- SuperDirectories - Ombudsman Full Listing
- SuperDirectories - Ombudsman Full Listing
- SuperDirectories - Online News Full Listing
- SuperDirectories - Online Services Full Listing
- SuperDirectories - Online Trading Full Listing
- SuperDirectories - Opera Full Listing
- SuperDirectories - Opera Singers Full Listing
- SuperDirectories - Oranges Full Listing
- SuperDirectories - Orchestra Full Listing
- SuperDirectories - Oregon, USA Full Listing
- SuperDirectories - Organization Full Listing
- SuperDirectories - Organization Full Listing
- SuperDirectories - Outdoor Activities Full Listing
- SuperDirectories - Outdoor Full Listing
- superdirectories - Oxfordshire Full Listing
- SuperDirectories - Packages Full Listing
- SuperDirectories - Packaging Full Listing
- SuperDirectories - Pageant Full Listing
- SuperDirectories - Painters Full Listing
- SuperDirectories - Painting Full Listing
- SuperDirectories - Pakistan Full Listing
- SuperDirectories - Palace Full Listing
- SuperDirectories - Palau Islands Full Listing
- SuperDirectories - Paleontology Full Listing
- SuperDirectories - Palestine Full Listing
- SuperDirectories - Palmyra Atoll Full Listing
- SuperDirectories - Panama Full Listing
- SuperDirectories - Papua New Guinea Full Listing
- SuperDirectories - Parachuting Full Listing
- SuperDirectories - Paragliding Full Listing
- SuperDirectories - Paraguay Full Listing
- SuperDirectories - Parenting Full Listing
- SuperDirectories - Park Full Listing
- SuperDirectories - Parliament Full Listing
- SuperDirectories - Parts & Accessories Full Listing
- SuperDirectories - Pastas Full Listing
- SuperDirectories - Patagonia Full Listing
- SuperDirectories - Patent Full Listing

- SuperDirectories - Peach Full Listing
- SuperDirectories - Pears Full Listing
- SuperDirectories - Pennsylvania, USA Full Listing
- SuperDirectories - People Full Listing
- SuperDirectories - People Full Listing
- SuperDirectories - Personal Care Full Listing
- SuperDirectories - Personal Care Products Shopping Full Listing
- SuperDirectories - Personal Home Pages Full Listing
- SuperDirectories - Personal Home Pages Full Listing
- SuperDirectories - Peru Full Listing
- SuperDirectories - Pharmacy Full Listing
- SuperDirectories - Philippines Full Listing
- SuperDirectories - Philosophy Full Listing
- SuperDirectories - Phone Full Listing
- SuperDirectories - Phone Services Full Listing
- SuperDirectories - Photo Full Listing
- SuperDirectories - Photo Full Listing
- SuperDirectories - Photo Full Listing
- SuperDirectories - Photographers Full Listing
- SuperDirectories - Photography Full Listing
- SuperDirectories - Pickup Trucks Full Listing
- SuperDirectories - Picture Full Listing
- SuperDirectories - Pie Full Listing
- SuperDirectories - Pineapples Full Listing
- SuperDirectories - Pitcairn Island Full Listing
- SuperDirectories - Pizza Full Listing
- SuperDirectories - Placement Services Full Listing
- SuperDirectories - Planetarium Full Listing
- SuperDirectories - Planetarium Full Listing
- SuperDirectories - Poets Full Listing
- SuperDirectories - Poland Full Listing
- SuperDirectories - Politic Full Listing
- SuperDirectories - Political Science Full Listing
- SuperDirectories - Politicians Full Listing
- SuperDirectories - Politics Full Listing
- SuperDirectories - Politics Full Listing
- SuperDirectories - Pollution Full Listing
- SuperDirectories - Polo Full Listing
- SuperDirectories - Polocrosse Full Listing
- SuperDirectories - Polocrosse Full Listing
- SuperDirectories - Polynesia Full Listing
- SuperDirectories - Pool Full Listing

- SuperDirectories - Pool Full Listing
- SuperDirectories - Population Full Listing
- SuperDirectories - Pork Full Listing
- SuperDirectories - Port Authorities Full Listing
- SuperDirectories - Portugal Full Listing
- SuperDirectories - Postal Codes Full Listing
- SuperDirectories - Postal Services Full Listing
- SuperDirectories - Poster Full Listing
- SuperDirectories - Potato Full Listing
- SuperDirectories - Print & Photography Full Listing
- SuperDirectories - Printmaking Full Listing
- SuperDirectories - Product Full Listing
- SuperDirectories - Programming Software Full Listing
- SuperDirectories - Prospecting Full Listing
- SuperDirectories - Province Full Listing
- SuperDirectories - Psychology Full Listing
- SuperDirectories - Public Health Full Listing
- SuperDirectories - Publication Full Listing
- SuperDirectories - Publication Full Listing
- SuperDirectories - Publicity Full Listing
- SuperDirectories - Publisher Full Listing
- SuperDirectories - Publishing Full Listing
- SuperDirectories - Publishing Industry Full Listing
- SuperDirectories - Pubs Full Listing
- SuperDirectories - Pudding Full Listing
- SuperDirectories - Puerto Rico Full Listing
- SuperDirectories - Pumpkin Full Listing
- SuperDirectories - Puppetry Full Listing
- SuperDirectories - Qatar Full Listing
- SuperDirectories - Quotes Full Listing
- SuperDirectories - Racewalking Full Listing
- SuperDirectories - Racewalking Full Listing
- SuperDirectories - Racing Cars Full Listing
- SuperDirectories - Radio Full Listing
- SuperDirectories - Radio Stations Full Listing
- SuperDirectories - Radio Stations Full Listing
- SuperDirectories - Radio Stations Full Listing
- SuperDirectories - Rafting Full Listing
- SuperDirectories - Rafting Full Listing
- SuperDirectories - Rallying Full Listing
- SuperDirectories - Rallying Full Listing
- SuperDirectories - Ranche Full Listing

- SuperDirectories - Raspberries Full Listing
- SuperDirectories - Real Estate & Land Developers Full Listing
- SuperDirectories - Real Estate Agents Full Listing
- SuperDirectories - Real Estate by City in Quebec, Canada Full Listing
- SuperDirectories - Real Estate Exchange Full Listing
- SuperDirectories - Real Estate Full Listing
- SuperDirectories - Real Estate Full Listing
- SuperDirectories - Recipe Full Listing
- SuperDirectories - Recipes Full Listing
- SuperDirectories - Recipes Full Listing
- SuperDirectories - Record Full Listing
- SuperDirectories - Recording Full Listing
- SuperDirectories - Recreation Full Listing
- SuperDirectories - Recreation Full Listing
- SuperDirectories - Recycling Full Listing
- SuperDirectories - Red Cross Full Listing
- SuperDirectories - Red Cross Full Listing
- SuperDirectories - Reference Full Listing
- SuperDirectories - Reference Full Listing
- SuperDirectories - Regatta Full Listing
- SuperDirectories - Region Full Listing

< | 1 | 2 | 3 | 4 | 5 | 6 | 7 | >

About SuperDirectories
Company Information

Search the Web with Google

Search the Web with Yahoo!

Search the Web with Ask Jeeves

Tutorials
Free Online Video Tutorials!

Advertising
Inquire about our banner advertising!

Contacts
Address and email contact information.

Submit your Website

Home Page

Search Results

The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,106,992 categories, 714,541 websites

Help

Full Listing

Search >

Exact Phrase Websites

Search Results - Page 5 of 7 (0 Categories, 1,834 Websites)

- SuperDirectories - Relationship Full Listing
- SuperDirectories - Relationship Full Listing
- SuperDirectories - Religion Full Listing
- SuperDirectories - Religion Full Listing
- SuperDirectories - Rentals Full Listing
- SuperDirectories - Republic Full Listing
- SuperDirectories - Republic of Georgia Full Listing
- SuperDirectories - Research Labs Full Listing
- SuperDirectories - Reservoir by Country Full Listing
- SuperDirectories - Reservoir Full Listing
- SuperDirectories - Residential Real Estate Full Listing
- SuperDirectories - Resort Full Listing
- SuperDirectories - Resource Full Listing
- SuperDirectories - Restaurant Full Listing
- SuperDirectories - Restaurant Full Listing
- SuperDirectories - Restaurant Full Listing
- SuperDirectories - Retailer Full Listing
- SuperDirectories - Réunion Full Listing
- SuperDirectories - Review Full Listing
- SuperDirectories - Rhode Island, USA Full Listing
- SuperDirectories - Rice Full Listing
- SuperDirectories - River Full Listing
- SuperDirectories - Road Full Listing
- SuperDirectories - Road Maps Full Listing
- SuperDirectories - Roadsters Full Listing
- SuperDirectories - Roasts Full Listing
- SuperDirectories - Romance Full Listing

- SuperDirectories - Romania Full Listing
- SuperDirectories - Rowing Full Listing
- SuperDirectories - Rowing Full Listing
- SuperDirectories - Rubber & Plastics Full Listing
- SuperDirectories - Rugby Full Listing
- SuperDirectories - Rugby Full Listing
- SuperDirectories - Russia Full Listing
- superdirectories - Rutland Full Listing
- SuperDirectories - RV Club Full Listing
- SuperDirectories - RV Parks Full Listing
- SuperDirectories - Rwanda Full Listing
- SuperDirectories - Saba Full Listing
- SuperDirectories - Safari Park Full Listing
- SuperDirectories - Saint Barthélemy Full Listing
- SuperDirectories - Saint Eustatius Full Listing
- SuperDirectories - Saint Helena Full Listing
- SuperDirectories - Saint Kitts & Nevis Full Listing
- SuperDirectories - Saint Lucia Full Listing
- SuperDirectories - Saint Martin Full Listing
- SuperDirectories - Saint Pierre & Miquelon Full Listing
- SuperDirectories - Saint Vincent & Grenadines Full Listing
- SuperDirectories - Salad Full Listing
- SuperDirectories - Salad Full Listing
- SuperDirectories - San Marino Full Listing
- SuperDirectories - Sandboarding Full Listing
- SuperDirectories - Sandboarding Full Listing
- SuperDirectories - Sandwich Full Listing
- SuperDirectories - São Tomé & Príncipe Full Listing
- SuperDirectories - Satellite Full Listing
- SuperDirectories - Sauces Full Listing
- SuperDirectories - Saudi Arabia Full Listing
- SuperDirectories - School Full Listing
- SuperDirectories - Science Full Listing
- SuperDirectories - Science & Environment Full Listing
- SuperDirectories - Science & Environment Full Listing
- SuperDirectories - Science & Technology Full Listing
- SuperDirectories - Science Centers Full Listing
- SuperDirectories - Science Full Listing
- SuperDirectories - Science Institutes Full Listing
- SuperDirectories - Scientific News & Magazines Full Listing
- SuperDirectories - Scientific Organizations Full Listing
- SuperDirectories - Scientists Full Listing

- SuperDirectories - Scotland Full Listing
- SuperDirectories - Scouting Full Listing
- SuperDirectories - Scouting Full Listing
- SuperDirectories - Sculptors Full Listing
- SuperDirectories - Sculpture Full Listing
- SuperDirectories - Sea Full Listing
- SuperDirectories - Sealife Centers Full Listing
- SuperDirectories - Search Engines Full Listing
- SuperDirectories - Seminar Full Listing
- SuperDirectories - Senegal Full Listing
- SuperDirectories - Separation Full Listing
- SuperDirectories - Serbia Full Listing
- SuperDirectories - Service Full Listing
- SuperDirectories - Services Full Listing
- SuperDirectories - Sexuality Full Listing
- SuperDirectories - Sexuality Full Listing
- SuperDirectories - Seychelles Full Listing
- SuperDirectories - Shipping Full Listings
- SuperDirectories - Shipwreck Full Listing
- SuperDirectories - Shopping & Services Full Listing
- SuperDirectories - Shopping Full Listing
- SuperDirectories - Shops Full Listing
- SuperDirectories - Show Full Listing
- SuperDirectories - Shows Full Listing
- SuperDirectories - Shrimp Full Listing
- SuperDirectories - Shrine Full Listing
- superdirectories - Shropshire Full Listing
- SuperDirectories - Shuffleboard Full Listing
- SuperDirectories - Shuffleboard Full Listing
- SuperDirectories - Shuttles Full Listing
- SuperDirectories - Sierra Leone Full Listing
- SuperDirectories - Sights & Attractions Full Listing
- SuperDirectories - Sights Full Listing
- SuperDirectories - Sint Marteen Full Listing
- SuperDirectories - Skateboarding Full Listing
- SuperDirectories - Skateboarding Full Listing
- SuperDirectories - Ski Clubs Full Listing
- SuperDirectories - Ski Competitions Full Listing
- SuperDirectories - Ski Equipment Full Listing
- SuperDirectories - Ski Events Full Listing
- SuperDirectories - Ski Instructions Full Listing
- SuperDirectories - Ski Maps Full Listing

- SuperDirectories - Ski Packages Full Listing
- SuperDirectories - Ski Patrol Full Listing
- SuperDirectories - Ski Patrols Full Listing
- SuperDirectories - Ski Photos Full Listing
- SuperDirectories - Ski Resorts Full Listing
- SuperDirectories - Ski Snow Conditions Full Listing
- SuperDirectories - Ski Snow Conditions Full Listing
- SuperDirectories - Ski Teams Full Listing
- SuperDirectories - Ski Tours Full Listing
- SuperDirectories - Ski Training Full Listing
- SuperDirectories - Ski Videos Full Listing
- SuperDirectories - Ski Weather Full Listing
- SuperDirectories - Skiing Full Listing
- SuperDirectories - Skiing Full Listing
- SuperDirectories - Skiing Webcams Full Listing
- SuperDirectories - Skimboarding Full Listing
- SuperDirectories - Skimboarding Full Listing
- SuperDirectories - Sledge Hockey Full Listing
- SuperDirectories - Sledge Hockey Full Listing
- SuperDirectories - Slovakia Full Listing
- SuperDirectories - Slovenia Full Listing
- SuperDirectories - Snooker Full Listing
- SuperDirectories - Snooker Full Listing
- SuperDirectories - Snorkeling Full Listing
- SuperDirectories - Snorkeling Full Listing
- SuperDirectories - Snowboarding Full Listing
- SuperDirectories - Snowboarding Full Listing
- SuperDirectories - Snowmobiling Full Listing
- SuperDirectories - Snowmobiling Full Listing
- SuperDirectories - Snowshoeing Full Listing
- SuperDirectories - Snowshoeing Full Listing
- SuperDirectories - Soaring Full Listing
- SuperDirectories - Soaring Full Listing
- SuperDirectories - Soccer Clubs Full Listing
- SuperDirectories - Soccer Full Listing
- SuperDirectories - Soccer Full Listing
- SuperDirectories - Social Organizations Full Listing
- SuperDirectories - Social Science Full Listing
- SuperDirectories - Social Work Full Listing
- SuperDirectories - Societies Full Listing
- SuperDirectories - Society & Culture Full Listing
- SuperDirectories - Society Full Listing

- SuperDirectories - Sociology Full Listing
- SuperDirectories - Softball Leagues Full Listing
- SuperDirectories - Software Full Listing
- SuperDirectories - Solomon Islands Full Listing
- SuperDirectories - Somalia Full Listing
- superdirectories - Somerset Full Listing
- SuperDirectories - Sores Full Listing
- SuperDirectories - Sound Full Listing
- SuperDirectories - Soundtrack Full Listing
- SuperDirectories - South Africa Full Listing
- SuperDirectories - South Carolina, USA Full Listing
- SuperDirectories - South Dakota, USA Full Listing
- SuperDirectories - South Georgia Full Listing
- SuperDirectories - South Korea Full Listing
- superdirectories - South Yorkshire Full Listing
- SuperDirectories - Space Full Listing
- SuperDirectories - Space Science Full Listing
- SuperDirectories - Spacecraft Full Listing
- SuperDirectories - Spain Full Listing
- SuperDirectories - Spas Full Listing
- SuperDirectories - Specialty Real Estate Full Listing
- SuperDirectories - Speed Traps Full Listing
- SuperDirectories - Spice Full Listing
- SuperDirectories - Spinach Full Listing
- SuperDirectories - Spirituality Full Listing
- SuperDirectories - Sporting Events Full Listing
- SuperDirectories - Sporting Goods Shopping Full Listing
- SuperDirectories - Sports & Recreation in Alabama Full Listing
- SuperDirectories - Sports & Recreation in Alaska Full Listing
- SuperDirectories - Sports & Recreation in Algeria Full Listing
- SuperDirectories - Sports & Recreation in American Samoa Full Listing
- SuperDirectories - Sports & Recreation in Arizona Full Listing
- SuperDirectories - Sports & Recreation in Arkansas Full Listing
- SuperDirectories - Sports & Recreation in Belgium Full Listing
- SuperDirectories - Sports & Recreation in California Full Listing
- SuperDirectories - Sports & Recreation in Canada Full Listing
- SuperDirectories - Sports & Recreation in Colorado Full Listing
- SuperDirectories - Sports & Recreation in Connecticut Full Listing
- SuperDirectories - Sports & Recreation in Delaware Full Listing
- SuperDirectories - Sports & Recreation in Florida Full Listing
- SuperDirectories - Sports & Recreation in Gabon Full Listing
- SuperDirectories - Sports & Recreation in Georgia Full Listing

- SuperDirectories - Sports & Recreation in Hawaii Full Listing
- SuperDirectories - Sports & Recreation in Idaho Full Listing
- SuperDirectories - Sports & Recreation in Illinois Full Listing
- SuperDirectories - Sports & Recreation in Indiana Full Listing
- SuperDirectories - Sports & Recreation in Iowa Full Listing
- SuperDirectories - Sports & Recreation in Kansas Full Listing
- SuperDirectories - Sports & Recreation in Kentucky Full Listing
- SuperDirectories - Sports & Recreation in Louisiana Full Listing
- SuperDirectories - Sports & Recreation in Maine Full Listing
- SuperDirectories - Sports & Recreation in Maryland Full Listing
- SuperDirectories - Sports & Recreation in Massachusetts Full Listing
- SuperDirectories - Sports & Recreation in Mexico Full Listing
- SuperDirectories - Sports & Recreation in Michigan Full Listing
- SuperDirectories - Sports & Recreation in Minnesota Full Listing
- SuperDirectories - Sports & Recreation in Mississippi Full Listing
- SuperDirectories - Sports & Recreation in Missouri Full Listing
- SuperDirectories - Sports & Recreation in Montana Full Listing
- SuperDirectories - Sports & Recreation in Nebraska Full Listing
- SuperDirectories - Sports & Recreation in Nevada Full Listing
- SuperDirectories - Sports & Recreation in New Hampshire Full Listing
- SuperDirectories - Sports & Recreation in New Jersey Full Listing
- SuperDirectories - Sports & Recreation in New Mexico Full Listing
- SuperDirectories - Sports & Recreation in New York State Full Listing
- SuperDirectories - Sports & Recreation in North Carolina Full Listing
- SuperDirectories - Sports & Recreation in North Dakota Full Listing
- SuperDirectories - Sports & Recreation in Ohio Full Listing
- SuperDirectories - Sports & Recreation in Oklahoma Full Listing
- SuperDirectories - Sports & Recreation in Oregon Full Listing
- SuperDirectories - Sports & Recreation in Pennsylvania Full Listing
- SuperDirectories - Sports & Recreation in Rhode Island Full Listing
- SuperDirectories - Sports & Recreation in South Carolina Full Listing
- SuperDirectories - Sports & Recreation in South Dakota Full Listing
- SuperDirectories - Sports & Recreation in Tennessee Full Listing
- SuperDirectories - Sports & Recreation in Texas Full Listing
- SuperDirectories - Sports & Recreation in Turkey Full Listing
- SuperDirectories - Sports & Recreation in USA Full Listing
- SuperDirectories - Sports & Recreation in Utah Full Listing
- SuperDirectories - Sports & Recreation in Vermont Full Listing
- SuperDirectories - Sports & Recreation in Virginia Full Listing
- SuperDirectories - Sports & Recreation in Washington State Full Listing
- SuperDirectories - Sports & Recreation in Washington, DC Full Listing
- SuperDirectories - Sports & Recreation in West Virginia Full Listing

- SuperDirectories - Sports & Recreation in Wisconsin Full Listing
- SuperDirectories - Sports & Recreation in Wyoming Full Listing
- SuperDirectories - Sports & Recreations in Austria Full Listing
- SuperDirectories - Sports & Recreations in Switzerland Full Listing
- SuperDirectories - Sports Cars Full Listing
- SuperDirectories - Sports Full Listing
- SuperDirectories - Sports Full Listing
- SuperDirectories - Sports In Afghanistan Full Listing
- SuperDirectories - Sports in Argentina Full Listing
- SuperDirectories - Sports in Aruba Full Listing
- SuperDirectories - Sports in Australia Full Listing
- SuperDirectories - Sports in Bahamas Full Listing
- SuperDirectories - Sports in Bangladesh Full Listing
- SuperDirectories - Sports in Barbados Full Listing
- SuperDirectories - Sports in Belarus Full Listing
- SuperDirectories - Sports in Belize Full Listing
- SuperDirectories - Sports in Bermuda Full Listing
- SuperDirectories - Sports in Bolivia Full Listing
- SuperDirectories - Sports in Bonaire Full Listing
- SuperDirectories - Sports in Bosnia & Herzegovina Full Listing
- SuperDirectories - Sports in Brazil Full Listing
- SuperDirectories - Sports in British Virgin Islands Full Listing
- SuperDirectories - Sports in Brunei Full Listing
- SuperDirectories - Sports in Bulgaria Full Listing
- SuperDirectories - Sports in Cambodia Full Listing
- SuperDirectories - Sports in Cameroon Full Listing
- SuperDirectories - Sports in Canary Islands Full Listing
- SuperDirectories - Sports in Cayman Islands Full Listing
- SuperDirectories - Sports in Channel Islands Full Listing
- SuperDirectories - Sports in Chile Full Listing
- SuperDirectories - Sports in China Full Listing
- SuperDirectories - Sports in Colombia Full Listing
- SuperDirectories - Sports in Costa Rica Full Listing
- SuperDirectories - Sports in Croatia Full Listing
- SuperDirectories - Sports in Cuba Full Listing
- SuperDirectories - Sports in Curacao Full Listing
- SuperDirectories - Sports in Czech Republic Full Listing
- SuperDirectories - Sports in Denmark Full Listing
- SuperDirectories - Sports in Dominica Full Listing
- SuperDirectories - Sports in Dominican Republic Full Listing
- SuperDirectories - Sports in Ecuador Full Listing
- SuperDirectories - Sports in Egypt Full Listing

- SuperDirectories - Sports in El Salvador Full Listing
- SuperDirectories - Sports in England Full Listing
- SuperDirectories - Sports in Estonia Full Listing
- SuperDirectories - Sports in Faröe Islands Full Listing
- SuperDirectories - Sports in Fiji Full Listing
- SuperDirectories - Sports in Finland Full Listing
- SuperDirectories - Sports in France Full Listing
- SuperDirectories - Sports in French Polynesia Full Listing
- SuperDirectories - Sports in Gambia Full Listing
- SuperDirectories - Sports in Germany Full Listing
- SuperDirectories - Sports in Ghana Full Listing
- SuperDirectories - Sports in Gibraltar Full Listing
- SuperDirectories - Sports in Greece Full Listing
- SuperDirectories - Sports in Grenada Full Listing
- SuperDirectories - Sports in Guadeloupe Full Listing
- SuperDirectories - Sports in Guam Full Listing
- SuperDirectories - Sports in Guatemala Full Listing
- SuperDirectories - Sports in Guernsey Full Listing
- SuperDirectories - Sports in Guinea Full Listing
- SuperDirectories - Sports in Guyana Full Listing
- SuperDirectories - Sports in Haiti Full Listing

< | 1 | 2 | 3 | 4 | 5 | 6 | 7 | >

About SuperDirectories
Company Information

Search the Web with Google

Search the Web with Yahoo!

Search the Web with Ask Jeeves

Tutorials
Free Online Video Tutorials!

Advertising
Inquire about our banner advertising!

Contacts
Address and email contact information.

Submit your Website

Home Page
Search Results

The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,106,992 categories, 714,541 websites

Help

Full Listing
Exact Phrase Websites
Search >

Search Results - Page 6 of 7 (0 Categories, 1,834 Websites)

- SuperDirectories - Sports in Honduras Full Listing
- SuperDirectories - Sports in Hungary Full Listing
- SuperDirectories - Sports in Iceland Full Listing
- SuperDirectories - Sports in India Full Listing
- SuperDirectories - Sports in Indonesia Full Listing
- SuperDirectories - Sports in Iran Full Listing
- SuperDirectories - Sports in Ireland Full Listing
- SuperDirectories - Sports in Israel Full Listing
- SuperDirectories - Sports in Italy Full Listing
- SuperDirectories - Sports in Jamaica Full Listing
- SuperDirectories - Sports in Japan Full Listing
- SuperDirectories - Sports in Jersey Full Listing
- SuperDirectories - Sports in Jordan Full Listing
- SuperDirectories - Sports in Kenya Full Listing
- SuperDirectories - Sports in Latvia Full Listing
- SuperDirectories - Sports in Lebanon Full Listing
- SuperDirectories - Sports in Libya Full Listing
- SuperDirectories - Sports in Liechtenstein Full Listing
- SuperDirectories - Sports in Lithuania Full Listing
- SuperDirectories - Sports in Luxembourg Full Listing
- SuperDirectories - Sports in Macedonia Full Listing
- SuperDirectories - Sports in Malaysia Full Listing
- SuperDirectories - Sports in Malta Full Listing
- SuperDirectories - Sports in Martinique Full Listing
- SuperDirectories - Sports in Mauritius Full Listing
- SuperDirectories - Sports in Monaco Full Listing
- SuperDirectories - Sports in Mongolia Full Listing

- SuperDirectories - Sports in Montserrat Full Listing
- SuperDirectories - Sports in Morocco Full Listing
- SuperDirectories - Sports in Namibia Full Listing
- SuperDirectories - Sports in Nepal Full Listing
- SuperDirectories - Sports in Netherlands Antilles Full Listing
- SuperDirectories - Sports in Netherlands Full Listing
- SuperDirectories - Sports in New Caledonia Full Listing
- SuperDirectories - Sports in New Zealand Full Listing
- SuperDirectories - Sports in Nicaragua Full Listing
- SuperDirectories - Sports in Northern Ireland Full Listing
- SuperDirectories - Sports in Norway Full Listing
- SuperDirectories - Sports in Pakistan Full Listing
- SuperDirectories - Sports in Palestine Full Listing
- SuperDirectories - Sports in Panama Full Listing
- SuperDirectories - Sports in Patagonia Full Listing
- SuperDirectories - Sports in Philippines Full Listing
- SuperDirectories - Sports in Poland Full Listing
- SuperDirectories - Sports in Portugal Full Listing
- SuperDirectories - Sports in Puerto Rico Full Listing
- SuperDirectories - Sports in Quebec, Canada Full Listing
- SuperDirectories - Sports in Romania Full Listing
- SuperDirectories - Sports in Russia Full Listing
- SuperDirectories - Sports in Saba Full Listing
- SuperDirectories - Sports in Saint Martin Full Listing
- SuperDirectories - Sports in San Marino Full Listing
- SuperDirectories - Sports in Saudi Arabia Full Listing
- SuperDirectories - Sports in Scotland Full Listing
- SuperDirectories - Sports in Slovakia Full Listing
- SuperDirectories - Sports in Slovenia Full Listing
- SuperDirectories - Sports in South Africa Full Listing
- SuperDirectories - Sports in South Korea Full Listing
- SuperDirectories - Sports in Spain Full Listing
- SuperDirectories - Sports in Sri Lanka Full Listing
- SuperDirectories - Sports in Sweden Full Listing
- SuperDirectories - Sports in Switzerland Full Listing
- SuperDirectories - Sports in Tahiti Full Listing
- SuperDirectories - Sports in Taiwan Full Listing
- SuperDirectories - Sports in Tanzania Full Listing
- SuperDirectories - Sports in Trinidad & Tobago Full Listing
- SuperDirectories - Sports in Tunisia Full Listing
- SuperDirectories - Sports in Turks & Caicos Full Listing
- SuperDirectories - Sports in U.A.E. Full Listing

- SuperDirectories - Sports in Uganda Full Listing
- SuperDirectories - Sports in Ukraine Full Listing
- SuperDirectories - Sports in Uruguay Full Listing
- SuperDirectories - Sports in US Virgin Islands Full Listing
- SuperDirectories - Sports in Venezuela Full Listing
- SuperDirectories - Sports in Vietnam Full Listing
- SuperDirectories - Sports in Wales Full Listing
- SuperDirectories - Sports in Zambia Full Listing
- SuperDirectories - Sports in Zimbabwe Full Listing
- SuperDirectories - Sports inj Isle of Man Full Listing
- SuperDirectories - Sports Organizations Full Listing
- SuperDirectories - Spread Full Listing
- SuperDirectories - Sprint & Drag Racing Full Listing
- SuperDirectories - Sprint Racing Full Listing
- SuperDirectories - Sri Lanka Full Listing
- SuperDirectories - Stadium Full Listing
- SuperDirectories - Stadium Full Listing
- superdirectories - Staffordshire Full Listing
- SuperDirectories - Stage Combat Full Listing
- SuperDirectories - Stagecraft Full Listing
- SuperDirectories - Stamps Full Listing
- SuperDirectories - State Docks Full Listing
- SuperDirectories - State Forest Full Listing
- SuperDirectories - State Research Labs Full Listing
- SuperDirectories - Statia Full Listing
- SuperDirectories - Station Wagons Full Listing
- SuperDirectories - Stew Full Listing
- SuperDirectories - Stock Exchange Full Listing
- SuperDirectories - Storytelling Full Listing
- SuperDirectories - Strawberries Full Listing
- SuperDirectories - Stuffing Full Listing
- SuperDirectories - Subway Maps Full Listing
- SuperDirectories - Sudan Full Listing
- superdirectories - Suffolk Full Listing
- SuperDirectories - Summer Camp Full Listing
- SuperDirectories - Surfing Full Listing
- SuperDirectories - Surfing Full Listing
- SuperDirectories - Suriname Full Listing
- superdirectories - Surrey Full Listing
- SuperDirectories - Sustainable Development Full Listing
- SuperDirectories - SUVs Full Listing
- SuperDirectories - Svalbard Island Full Listing

- SuperDirectories - Swaziland Full Listing
- SuperDirectories - Sweden Full Listing
- SuperDirectories - Swimming & Diving Full Listing
- SuperDirectories - Swimming Full Listing
- SuperDirectories - Swimming Teams & Clubs Full Listing
- SuperDirectories - Switzerland Full Listing
- SuperDirectories - Syndrome Full Listing
- SuperDirectories - Syria Full Listing
- SuperDirectories - Table Tennis Full Listing
- SuperDirectories - Table Tennis Full Listing
- SuperDirectories - Tae Kwon Do Full Listing
- SuperDirectories - Tae Kwon Do Full Listing
- SuperDirectories - Tahiti Full Listing
- SuperDirectories - Taiwan Full Listing
- SuperDirectories - Tajikistan Full Listing
- SuperDirectories - Tangerines Full Listing
- SuperDirectories - Tanzania Full Listing
- SuperDirectories - Taverns Full Listing
- SuperDirectories - Tax Full Listing
- SuperDirectories - Tax Full Listing
- SuperDirectories - Tax Haven Full Listing
- SuperDirectories - Tax Laws Full Listing
- SuperDirectories - Taxi Services Full Listing
- SuperDirectories - Taxis Full Listing
- SuperDirectories - Teams Full Listing
- SuperDirectories - Teen Full Listing
- SuperDirectories - Telecommunications Full Listing
- SuperDirectories - Telescope Full Listing
- SuperDirectories - Television Full Listing
- SuperDirectories - Television Full Listing
- SuperDirectories - Tennessee, USA Full Listing
- SuperDirectories - Tennis Full Listing
- SuperDirectories - Tennis Full Listing
- SuperDirectories - Terms Full Listing
- SuperDirectories - Territory Full Listing
- SuperDirectories - Texas, USA Full Listing
- SuperDirectories - Textile Arts Full Listing
- SuperDirectories - Textiles Industry Full Listing
- SuperDirectories - Thailand Full Listing
- SuperDirectories - Theater Full Listing
- SuperDirectories - Thesaurus Full Listing
- SuperDirectories - Tibet & Himalayas Full Listing

- SuperDirectories - Ticket Full Listing
- SuperDirectories - Timeshares Full Listing
- SuperDirectories - Tips Full Listing
- SuperDirectories - Togo Full Listing
- SuperDirectories - Tokelau Full Listing
- SuperDirectories - Tomato Full Listing
- SuperDirectories - Tonga Full Listing
- SuperDirectories - Topography Maps Full Listing
- SuperDirectories - Tour Full Listing
- SuperDirectories - Tourism Full Listing
- SuperDirectories - Tournament Full Listing
- SuperDirectories - Tourney Full Listing
- SuperDirectories - Toys & Sporting Goods Full Listing
- SuperDirectories - Toys Full Listing
- SuperDirectories - Toys Full Listing
- SuperDirectories - Track & Field Full Listing
- SuperDirectories - Track & Field Full Listing
- SuperDirectories - Trade Full Listing
- SuperDirectories - Trade Full Listing
- SuperDirectories - Trade Magazines Full Listing
- SuperDirectories - Trade Organizations Full Listing
- SuperDirectories - Trade Shows Full Listing
- SuperDirectories - Trading Full Listing
- SuperDirectories - Traditions Full Listing
- SuperDirectories - Trains Full Listing
- SuperDirectories - Trains Full Listing
- SuperDirectories - Transit & Storage Full Listing
- SuperDirectories - Transportation Full Listing
- SuperDirectories - Transportation Full Listing
- SuperDirectories - Travel Agents Full Listing
- SuperDirectories - Travel Services Full Listing
- SuperDirectories - Travelogue Full Listing
- SuperDirectories - Travelogues Full Listing
- SuperDirectories - Treaties Full Listing
- SuperDirectories - Triathlon Full Listing
- SuperDirectories - Triathlon Full Listing
- SuperDirectories - Trinidad & Tobago Full Listing
- SuperDirectories - Tristan da Cunha Full Listing
- SuperDirectories - Tristan da Cunha Full Listing
- SuperDirectories - Trivia Full Listing
- SuperDirectories - Tromelin Island Full Listing
- SuperDirectories - Trucking Full Listing

- SuperDirectories - Trucking -Full Listing
- SuperDirectories - Tubing Full Listing
- SuperDirectories - Tunisia Full Listing
- SuperDirectories - Tunnel Full Listing
- SuperDirectories - Tunnel Full Listing
- SuperDirectories - Turkey Full Listing
- SuperDirectories - Turks & Caicos Full Listing
- SuperDirectories - Tuvalu Full Listing
- SuperDirectories - TV Stations Full Listing
- superdirectories - Tyne & Wear Full Listing
- SuperDirectories - Uganda Full Listing
- SuperDirectories - Ukraine Full Listing
- SuperDirectories - Ultralights Full Listing
- SuperDirectories - Ultralights Full Listing
- SuperDirectories - Union Full Listing
- SuperDirectories - Unions Full Listing
- SuperDirectories - United Arab Emirates (U.A.E.) Full Listing
- SuperDirectories - University Alumni Associations Full Listing
- SuperDirectories - University Alumni Full Listing
- SuperDirectories - Update Full Listing
- SuperDirectories - Urban Studies Full Listing
- SuperDirectories - Uruguay Full Listing
- SuperDirectories - US Virgin Islands Full Listing
- SuperDirectories - USA Full Listing
- SuperDirectories - Utah, USA Full Listing
- SuperDirectories - Utilities Full Listing
- SuperDirectories - Uzbekistan Full Listing
- SuperDirectories - Vacation Rentals Full Listing
- SuperDirectories - Valentine Full Listing
- SuperDirectories - Vanuatu Full Listing
- SuperDirectories - Vatican City Full Listing
- SuperDirectories - Venezuela Full Listing
- SuperDirectories - Venture Scouts Full Listing
- SuperDirectories - Vermont, USA Full Listing
- SuperDirectories - Video Full Listing
- SuperDirectories - Video Full Listing
- SuperDirectories - Video Full Listing
- SuperDirectories - Vietnam Full Listing
- SuperDirectories - Vietnam Full Listing
- SuperDirectories - Vinegar Full Listing
- SuperDirectories - Vinegar Full Listing
- SuperDirectories - Virginia, USA Full Listing

- SuperDirectories - Virus Full Listing
- SuperDirectories - Visual Arts Illustrations Full Listing
- SuperDirectories - Vocabulary Full Listing
- SuperDirectories - Vocal Full Listing
- SuperDirectories - Wallis & Futuna Full Listing
- superdirectories - Warwickshire Full Listing
- SuperDirectories - Washington State, USA Full Listing
- SuperDirectories - Washington, DC, USA Full Listing
- SuperDirectories - Water Mills Full Listing
- SuperDirectories - Water Polo Full Listing
- SuperDirectories - Water Polo Full Listing
- SuperDirectories - Waterfall Full Listing
- SuperDirectories - Waterfalls in USA Full Listing
- SuperDirectories - Waterskiing Full Listing
- SuperDirectories - Waterskiing Full Listing
- SuperDirectories - Waterway Full Listing
- SuperDirectories - Weapons Full Listing
- SuperDirectories - Weather Forecasts Full Listing
- SuperDirectories - Weather Full Listing
- SuperDirectories - Web Designers Full Listing
- SuperDirectories - Web Hosting Full Listing
- SuperDirectories - Webcam Full Listing
- SuperDirectories - Webcams Full Listing
- SuperDirectories - Wedding Full Listing
- SuperDirectories - Wedding Full Listing
- superdirectories - West Midlands Full Listing
- superdirectories - West Sussex Full Listing
- SuperDirectories - West Virginia, USA Full Listing
- SuperDirectories - Western Sahara Full Listing
- SuperDirectories - Western Samoa Full Listing
- SuperDirectories - Wholesalers Full Listing
- SuperDirectories - Wilderness Full Listing
- SuperDirectories - Wildflowers Full Listing
- SuperDirectories - Wildflowers Full Listing
- SuperDirectories - Wildlife Rehabilitation Centers Full Listing
- superdirectories - Wiltshire Full Listing
- SuperDirectories - Windmill Full Listing
- SuperDirectories - Wineries Full Listing
- SuperDirectories - Wines Full Listing
- SuperDirectories - Wines Full Listing
- SuperDirectories - Wining Full Listing
- SuperDirectories - Wining Full Listing

- SuperDirectories - Wisconsin, USA Full Listing
- SuperDirectories - Women Full Listing
- SuperDirectories - Women Full Listing
- SuperDirectories - Women Full Listing
- SuperDirectories - Women's Magazines Full Listing
- SuperDirectories - Women's Studies Full Listing
- superdirectories - Worcestershire Full Listing
- SuperDirectories - Workers Compensation Full Listing
- SuperDirectories - World Cup Full Listing
- SuperDirectories - Wyoming, USA Full Listing
- SuperDirectories - X-Country Skiing Full Listing
- SuperDirectories - X-Country Skiing Trails Full Listing
- SuperDirectories - Yacht Charters Full Listing
- SuperDirectories - Yellow Pages Full Listing
- SuperDirectories - Yemen Full Listing
- superdirectories - Yorkshire Full Listing
- SuperDirectories - Yugoslavia Full Listing
- SuperDirectories - Zaire Full Listing
- SuperDirectories - Zambia Full Listing
- SuperDirectories - Zimbabwe Full Listing
- SuperDirectories - Zip Code Full Listing

< | 1 | 2 | 3 | 4 | 5 | 6 | 7 | >

About SuperDirectories
Company Information

Search the Web with Google

Search the Web with Yahoo!

Search the Web with Ask Jeeves

Tutorials
Free Online Video Tutorials!

Advertising
Inquire about our banner advertising!

Contacts
Address and email contact information.

Submit your Website

Home Page
Search Results

The most complete and comprehensive directory on the Internet.
Search the SuperDirectories - 1,107,000 categories, 714,549 websites

Help

Full Listing
Search >
Exact Phrase Websites

Search Results - Page 7 of 7 (0 Categories, 1,834 Websites)

- SuperDirectories - Zoology Full Listing
- superdirectories.com - Arts & Culture in USA Full Listing
- superdirectories.com - Arts & Entertainment in Canada Full Listing
- superdirectories.com - Arts & Entertainment in USA Full Listing
- superdirectories.com - Arts & Humanities in USA Full Listing
- superdirectories.com - B&Bs in USA Full Listing
- superdirectories.com - Best Western of USA Full Listing
- superdirectories.com - Business & Economy in USA Full Listing
- superdirectories.com - Cabins & Cottages Rentals in USA Full Listing
- superdirectories.com - Campgrounds & RV Parks in USA Full Listing
- superdirectories.com - City Guides of Manitoba Full Listing
- superdirectories.com - Colleges & Universities Full Listing
- superdirectories.com - Education in USA Full Listing
- superdirectories.com - Employment in USA Full Listing
- superdirectories.com - Events in USA Full Listing
- superdirectories.com - Gay, Lesbian & Bisexual Full Listing
- superdirectories.com - Geography of USA Full Listing
- superdirectories.com - Government of USA Full Listing
- superdirectories.com - Guest Ranches & Farmstays in USA Full Listing
- superdirectories.com - Hostels in USA Full Listing
- superdirectories.com - Hotel Chains in Alabama, USA Full Listing
- superdirectories.com - Hotels in USA Full Listing
- superdirectories.com - Inns in USA Full Listing
- superdirectories.com - Manors in USA Full Listing
- superdirectories.com - Motels in USA Full Listing
- superdirectories.com - National Anthem Full Listing
- superdirectories.com - Pets Allowed Hotel Chains in USA Full Listing

- superdirectories.com - Resorts & Lodges in USA Full Listing
- superdirectories.com - Summer Camps in USA Full Listing
- superdirectories.com - Timeshares in USA Full Listing
- superdirectories.com - Vacation Rentals in USA Full Listing
- superdirectories.com - Volcanoes Full Listing
- superdirectories.com - West Yorkshire Full Listing
- superdirectories.com - Zoos Full Listing

< | 1 | 2 | 3 | 4 | 5 | 6 | 7 |